UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana  70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 14, 2008 Energy Partners, Ltd. (the “Company”) announced the departure of Rodney T. Dykes as Senior Vice President - Production and Construction, such departure to take effect on March 31, 2008.  Mr. Dykes ceased to be an executive officer of the Company on February 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2008

ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary